EXHIBIT 23.3
NETHERLAND,  SEWELL
&  ASSOCIATES,  INC.




            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS
            ---------------------------------------------------------


     We hereby consent to the reference to our firm in the Annual Report on Form 10-K of Triton Energy Limited for the year ended December 31, 1999, incorporated by reference into the Registration Statement on Form S-8 of Triton Energy Limited to be filed with the Securities and Exchange Commission on or about October 24, 2000.



                                     NETHERLAND,  SEWELL  &  ASSOCIATES,  INC.



                                     By:/s/Frederic D. Sewell
                                        --------------------------------------
                                        Frederic D. Sewell
                                        President


Dallas, Texas
October 23, 2000